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                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




Date of Report (Date of earliest event reported) January 17, 2003
                                                -----------------




                               YELLOW CORPORATION
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             (Exact name of registrant as specified in its charter)



      Delaware                   0-12255            48-0948788
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(State or other jurisdiction   (Commission          (IRS Employer
      of incorporation)        File Number)      Identification No.)




 10990 Roe Avenue, P. O. Box 7563,  Overland Park, Kansas   66207
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   (Address of principal executive offices)              (Zip Code)




Registrant's telephone number, including area code   (913) 696-6100
                                                   -------------------




                             No Changes.
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         (Former name or former address, if changed since last report.)





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Item 9.  Regulation FD Disclosure

Yellow Corporation [NASDAQ: YELL], a leader in global transportation services, today announced the successful conclusion of their biennial Transformation Conference held in Las Vegas. The conference was attended by approximately 1,500 industry professionals including about 500 Yellow customers and sponsors. All the business units of Yellow Corporation - Yellow Transportation, Meridian IQ and Yellow Technologies - participated in the event.

Structured as a business and logistics industry conference, the event also offers educational and professional development programs and is sponsored in part by Arizona State University. Transformation featured employee-training sessions in the latest Yellow portfolio of services, one-of-a-kind networking opportunities and breakthrough insights from nationally recognized business leaders and authors.

"I find the educational and professional development sessions to be of exceptional value and discover ways to transform my business as well as learn about new services Yellow has to offer," said W. David Stone, President, Affinity Group, Inc., and a three time Transformation attendee. "Yellow continues to set the standard in Business and Logistics Conferences. I always leave feeling energized and looking forward to the next one."

General sessions featured keynote addresses by renowned authors Jim Collins, Good to Great, and Jason Jennings, Less is More; and Tom Donohue, President and CEO, U.S. Chamber of Commerce.

"What makes Transformation unique is the fact that our customers have seen great value in the caliber of our programs in the past and continue to show trust in Yellow by registering for each successive event," said Bill Zollars, Chairman, President and CEO, Yellow Corporation. "It is a terrific opportunity for our customers and employees to learn about our expanded services while also offering high level industry development sessions. We get a great return on our $4 million investment that we make on this conference every other year."

Transformation also featured an Expo showcasing the latest in business logistics, information-based solutions, and demonstrations on transportation solutions designed to improve quality, reliability and supply chain velocity.

A registration fee is required to attend the event for all non-Yellow Corporation employees.




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The information in the Current Report is being furnished pursuant to Item 9 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in the Current Report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended. The furnishing of the information in the Current Report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this Current Report contains is material investor information that is not otherwise publicly available.







                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   YELLOW CORPORATION
                                            ------------------------------------
                                                      (Registrant)

Date:    January 17, 2003                   /s/     Donald G. Barger, Jr.
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                                                    Donald G. Barger, Jr.
                                                    Senior Vice President
                                                    & Chief Financial Officer